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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 6, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-27423                             51-0391303
(State of incorporation)         (Commission File Number)         (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     On August 6, 2003, subsidiaries of Golden Telecom, Inc. ("GTI") signed share purchase agreements with JSC Korporatsiya SibChallenge, Perstel Enterprises Limited and Deleny Investments Limited to acquire 100% of the ownership interest in OOO SibChallenge Telecom ("SibChallenge"), an alternative wireline operator in Krasnoyarsk, Russia which owns 100% of the issued and outstanding shares of ZAO Tel, an internet service provider in Krasnoyarsk, Russia. The share purchase agreements state that the aggregate price of the acquisition is approximately $15.0 million. The closing of the transaction is expected to be before the end of August 2003 and is subject to the receipt of normal regulatory approval and completion of conditions precedent. The Company's press release announcing such matter is attached hereto as Exhibit 99.1.

     The attached press release presents measures in compliance with Russian accounting principles which differ from generally accepted accounting principles in the United States of America ("US GAAP"). Such measures should not be considered substitutes for any measures derived in accordance with US GAAP, and may also be inconsistent with similar measures presented by other companies.

     Statements made in the attached press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include GTI's planned acquisition of SibChallenge, the expected timing of the deal closing, and the expected revenue from SibChallenge in 2003. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition will not be completed, the possibility that regulatory approval will not be forthcoming and that expected revenue streams may not materialize. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's periodic reports on Form 8-K filed during 2003, the Company's annual report on Form 10-K for the year ended December 31, 2002, and the company's quarterly report on Form 10-Q for the period ended March 31, 2003.

Item 7.  Financial Statements and Exhibits.

         DESIGNATION        DESCRIPTION
         -----------        -----------

            99.1 Press release announcing signing of share purchase agreements to acquire 100% ownership interest in OOO Sibchallenge Telecom and 100% of the issued and outstanding shares of ZAO Tel.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GOLDEN TELECOM, INC.
                                         (Registrant)

                                         By:  /s/  DAVID STEWART
                                            -----------------------------------
                                            Name:  David Stewart
                                            Title: Chief Financial Officer and
                                                   Treasurer
                                                   (Principal Financial Officer)


Date: August 8, 2003


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                               INDEX TO EXHIBITS


DESIGNATION        DESCRIPTION
-----------        -----------

   99.1 Press release announcing signing of share purchase agreements to acquire 100% ownership interest in OOO Sibchallenge Telecom and 100% of the issued and outstanding shares of ZAO Tel.